                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 15, 2000
                      ------------------------------------
                             Date of Report (Date of
                            earliest event reported)



                               CORIXA CORPORATION
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       0-22891                    91-1654387
-----------------------------  ---------------------------  ---------------------------
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
      of Incorporation)                                         Identification No.)

           1124 COLUMBIA STREET, SUITE 200, SEATTLE, WASHINGTON 98104
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 754-5711
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

       On August 15, 2000, Corixa Corporation announced that it had entered into a multi-year development, commercialization and license agreement with Medicis Pharmaceutical Corporation covering Corixa's psoriasis immunotherapeutic product, PVAC treatment. Further details regarding this announcement are contained in the Company's press release dated August 15, 2000, which is attached to this report as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits

       99.1   Corixa Press Release Dated August 15, 2000



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORIXA CORPORATION



Dated: August 25, 2000                  By   /s/ Michelle Burris
                                           -------------------------------------
                                        Name:  Michelle Burris
                                        Its:  Vice President and Chief Financial
                                        Officer



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                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
     99.1             Corixa Press Release Dated August 15, 2000